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                                                                    EXHIBIT 99.1
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News Release
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Contact:
Heather Knox                                                           Mark Lamb
Public Relations Director                            Investor Relations Director
Onyx Software                                                      Onyx Software
(425) 519-9225                                                    (425) 519-4034
hknox@onyx.com                                                    markl@onyx.com
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                                                           For Immediate Release
                                                               November 21, 2000


 Onyx Files Shelf Registration for up to $100 Million and Completes $5 Million
                       Private Placement to Board Member

Bellevue, Wash. -- Onyx Software Corporation (Nasdaq: ONXS) announced today that it has filed a Form S-3 shelf registration with the Securities and Exchange Commission for the sale of up to $100 million of Onyx common stock.

Once registered, the shares of Onyx common stock will be available for sale. Onyx expects to offer a portion of the shares periodically during the next two years at times when it believes the market conditions are favorable. The terms of any offering under the shelf registration will be determined at the time of the offering, and will be stated in a prospectus supplement.

Onyx believes that the filing of the Form S-3 shelf registration will afford it greater flexibility and quicker access to capital in the future. Onyx intends to use the net proceeds from any sale of common stock to expand its worldwide facilities, for additional working capital and other general corporate purposes, as well as the possible acquisition of complementary businesses or technologies.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of such state.

Onyx also announced today that it had completed a $5 million private placement of common stock with William B. Elmore of Foundation Capital at a purchase price of $14.573 per share. Mr. Elmore currently serves on Onyx's Board of Directors. Onyx added to its capital resources through the private placement in order to continue to take advantage of potential opportunities in the e-business market.

This press release contains forward-looking statements. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The words "believe," "expect," "intend," "anticipate," variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could affect Onyx's actual results include, but are not limited to, the "Important Factors That May Affect Our Business, Our Results of Operations and Our Stock Price" described in our quarterly report on form 10-Q for the quarter ending September 30, 2000. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.